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                                PROMISSORY NOTE

$201,218                                                      Reykjavik, Iceland
                                                                    27 May, 2002

     FOR VALUE RECEIVED, the undersigned hereby unconditionally promises to pay to the order of deCODE genetics, Inc., a Delaware corporation (the "Company"), at the Company's principal office or at such other place as the holder hereof may designate in writing, on or before 27 May, 2006, in lawful money of the United States of America and in immediately available funds, the total price of Two Hundred and One Thousand Two Hundred and Eighteen Dollars ($201,218), together with interest, compounded annually, from the date hereof on the unpaid principal at the rate of 6% per annum (such principal and interest, together with any other amounts due hereunder, hereafter called "indebtedness").

     The undersigned shall have the right at any time to prepay the principal hereof in whole or in part, without premium or penalty, provided that interest on the principal hereof to be so prepaid accrued to the date of such prepayment shall be paid concurrently with such prepayment.

     This Note is secured by, and is subject to all of the terms and provisions of, the Pledge Agreement of even date herewith between the undersigned and the Company.

     The Company shall have the option to credit the amount of any employment related bonuses that the undersigned may, from time to time, be entitled to receive from the Company against the outstanding indebtedness in lieu of paying such amount directly to the undersigned.

     No failure or delay by the Company in exercising any right, power or privilege under this Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. No course of dealing between the undersigned and the Company shall operate as a waiver of any rights by the Company.

     The entire indebtedness shall automatically become due and payable in the event that the undersigned's employment with the Company is terminated for any reason. In addition, the entire indebtedness shall, at the option of the Company exercised by written notice to the undersigned, become due and payable if the undersigned shall default in the performance or observance of any of his covenants, agreements or conditions contained in (i) this Note, as such may be amended from time to time, or (ii) the Pledge Agreement, as such may be amended from time to time, and in the event of such default, the Company may exercise all remedies permitted by applicable law.

     The undersigned agrees to pay, in addition to the principal and interest due and payable hereon, all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Company in order to collect the amounts due hereunder or to protect its interests hereunder.

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     In the event that one or more of the provisions of this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     The undersigned hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

     This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of Delaware, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.


                                             /s/ Hakon Gudbjartsson
                                             ----------------------------------
                                             Hakon Gudbjartsson


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